                                                                   Exhibit 10.16


                   THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this "Third Amendment") is made and entered into effective as of July 1, 1998, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                    RECITALS
                                    --------

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated as of April 4, 1997, that certain First Amendment to Office Lease Agreement, dated November 1, 1997, and that certain Second Amendment to Office Lease Agreement dated July 1, 1998 collectively, (the "Lease"), with respect to certain Premises defined therein and commonly known as Suite 3000 at 1701 North Collins Blvd., Richardson, Dallas County, Texas, which Lease is incorporated herein by reference;

     WHEREAS, Landlord and Tenant desire to further amend the Lease to adjust and clarify payment terms;

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, as follows:

     1. All terms used herein and not specifically defined shall have the same meaning herein as is ascribed to them in the Lease.

     2.  Basic Rental is recalculated to be $3,009,171.04.

     3. The Monthly Rental Installments are adjusted as set forth below for the period from and after July 1, 1998:

         Monthly from July 1, 1998 through August 31, 1998        -$33,290.27;
         Monthly from September 1, 1998 through September 30, 1998-$44,286.10; Monthly from October 1, 1998 through October 31, 1998 -$53,111.53; and
         Monthly from November 1, 1998 through October 31,2002    -$54,746.55

     4. Prepaid Rent/Escrow Account: The Monthly Rental Installments shall be paid directly from the Escrow Account pursuant to the Escrow Agreement, Escrow No. 3488, as same has been amended from time to time until such time as funds in the Escrow Account are not sufficient to pay the required Monthly Rental Installment. At the time there are not sufficient funds in the Escrow Account to pay the Monthly Rental Installments, the Tenant shall begin paying the Monthly Rental Installments. The following schedule approximates when the Escrow Account will be depleted.

         Escrow Account Balance as of July 1, 1998: $250,137.27
         Less: July 98 Rent            $33,290.27         $216,847.00
               August 98 Rent          $33,290.27         $183,556.73
               September 98 Rent       $44,286.10         $139,270.63
               October 98 Rent         $53,111.53         $ 86,159.10
               November 98 Rent        $54,746.55         $ 31,412.55
               December 98 Rent        $54,746.55        ($ 23,334.00)
         So, effective December 1, 1998, Tenant will pay Landlord $23,334 for the balance of December 98 rent. Then beginning the January 1, 1999 and continuing through October 31, 2002, Tenant will pay the monthly rental installment of $54,746.55 at the first of each month.

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Third Amendment to Office Lease Agreement
Page 2 of 2

     5. Except as herein provided to the contrary, Tenant's lease of the Premises from Landlord pursuant hereto shall be on the same terms and conditions as those specified in the Lease.

     6. The Lease (as amended by this Third Amendment) remains in full force and effect and is hereby ratified and affirmed.

     7. All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, this Third Amendment is hereby executed effective as of the day and year first set forth above.

                                        LANDLORD:

                                        COLLINS CAMPBELL JOINT VENTURE
                                          a Texas general partnership

                                        By: Jaytex Properties, Ltd.,
                                              a Texas limited partnership

                                            By: JRS Management, Inc.

                                               By: /s/ W.T. Field
                                                  ------------------------
                                                   W.T. Field, President

                                        TENANT:

                                        telecom technologies, inc.,
                                          a Texas corporation

                                        By: /s/ Anousheh Ansari
                                           ----------------------------
                                            Anousheh Ansari, President

                  [Letter head of THOMPSON REALTY CORPORATION]

                                August 26, 1998

Kevin R. Griffin
State Bank & Trust
8214 Westchester
Dallas, Texas 75225

     RE: Escrow Agreement #3488 between Collins Campbell Joint Venture and telecom technologies, inc. ("TTI") with State Bank & Trust Company, as Escrow Agent

Dear Mr. Griffin:

     Enclosed for your file is a copy of the Third Amendment to Office Lease Agreement effective July 1, 1998. TTI has leased an additional 11,717 rentable square feet on the second floor of the pertinent building. Accordingly, the lease payments have changed. Please let your records reflect that effective September 1, 1998, and continuing through September 30, 1998, the revised monthly rental payment to be paid out of escrow fund is $44,286.10. Then beginning October 1, 1998, and continuing through October 31, 1998, the revised monthly rental payment to be paid out of the escrow fund will be $53,111.53. Then beginning November 1, 1998, and continuing through the depletion of the escrow account, which we calculate to be on or around December 1, 1998, the revised monthly rental payment to be paid out of the escrow fund will be $54,746.55.

                                  Sincerely,

                                  COLLINS CAMPBELL JOINT VENTURE,
                                       a Texas joint venture

                                  By: Jaytex Properties, Ltd., joint venturer

                                       By: JRS Management, Inc., general partner

                                            By: /s/ W.T. Field
                                                -----------------------------
                                                 W.T. Field, President

ACCEPTED AND AGREED TO, as of this 8th day of September, 1998.
TELECOM TECHNOLOGIES, INC., a Texas corporation

By: Anousheh Ansari
    ------------------------------
    Anousheh Ansari, President

                  [Letter head of THOMPSON REALTY CORPORATION]

                               September 9, 1998

Ms. Anousheh Ansari
President
telecom technologies, inc.
1701 North Collins Blvd.
Suite 3000
Richardson, Texas 75080

     RE:   Right of First Refusal Challenge

Dear Anousheh:

     Pursuant to Rider No. 201 of your Lease at 1701 North Collins Blvd., please be advised that we are considering entering into a lease with HPS America, Inc. The size of the lease is 1,601 rentable square feet ("RSF"). The entire 1,601 rentable square feet is located within the Growth Area (see Exhibit A attached) described in your Lease. The terms of the proposed lease would be as follows:

Commencement Date:      November 1, 1998

Demised Premises:       1,601 RSF, Second Floor

Annual Rental Rate:     Year One (1) - $22.00/RSF
                        Year Two (2) - $22.00/RSF
                        Year Three (3) - $22.00/RSF
                        Year Four (4) - $22.00/RSF
                        Year Five (5) - $22.00/RSF

Expense Stop:           1998 Base Year

Space Planning and
Improvement Allowance:  $18.00/RSF

Please deliver a signed copy of this notice back to us at your earliest convenience.

                                   Very truly yours,

                                 /s/ Douglas Thompson

                                 H. Douglas Thompson

HDT:sc

Ms. Anousheh Ansari
telecom technologies, inc.
September 9, 1998
Page 2 of 2

telecom technologies, inc. has reviewed this notice and by its signature below Accept to take the 1,601 rentable square feet.

AGREED TO AND ACCEPTED THIS 14 DAY OF SEPTEMBER, 1998.

telecom technologies, inc.

/s/ Anousheh Ansari
----------------------------
Anousheh Ansari, President

A mutually agreable start date will be negotiated

                                  EXHIBIT "A"

                                   SITE PLAN

                               RPS AMERICA, INC.

                     PREMISES : 1,601 RENTABLE SQUARE FEET

                               1701 : N. COLLINS

                                   SUITE 2100

                              RICHARDSON, TX 75080

[Diagram of 2nd Level Floor Plan]